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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                         August 25, 1997
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

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COLLECTIONS:                                                                                   For Month of:
                                                                                               July 1997
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Principal Collections: Total Pool                                                              $423,481,990.52

Interest Collections
         Regular Pool                                                                            $4,768,344.72
         Concentration Pool                                                                        $316,118.08
              ==============================                                                    ==============
              Interest Collections: Total Pool                                                   $5,084,462.80

Investment Proceeds
         Regular Pool                                                                              $160,377.26
         Concentration Pool                                                                         $11,853.47
              ==============================                                                   ===============
               Total Investment Proceeds:  Total Pool                                              $172,230.73

Series 1996-1: Yield Supplement Deposit Amount                                                           $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                              Calculated as of
              month using recalculated prior month ending balances.)                           June 30, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                              65.91%
              Series 1996-1                                                                               0.00%
              Series 1996-2                                                                              34.09%
         Concentration Pool
              Series 1995-1                                                                             100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                              59.42%
              Series 1996-1                                                                               0.00%
              Series 1996-2                                                                              31.23%
         Concentration Pool
              Series 1995-1                                                                              65.12%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                              na
              Series 1996-1                                                                              na
              Series 1996-2                                                                              na
         Concentration Pool
              Series 1995-1                                                                              na

Excess Transferor Percentage
         Regular Pool                                                                                     4.44%
         Concentration Pool                                                                              26.12%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                  As of last day of:
                                                                                               July , 1997
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Series 1994-1 Initial Principal Amount: Class A                                                $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                 $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                             $25,110,002.66
Series 1994-1 Principal Distributed to Investors                                                         $0.00
Series 1994-1 Principal Funding Account Balance                                                          $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                          $0.00
Series 1994-1 Invested Amount                                                                  $307,889,997.34
Series 1994-1 outstanding Principal Balance                                                    $333,000,000.00

Series 1995-1 Initial Principal Amount                                                          $25,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                              $1,747,303.43
Series 1995-1 Principal Distributed to Investors                                                         $0.00
Series 1995-1 Principal Funding Account Balance                                                          $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                          $0.00
Series 1995-1 Invested Amount                                                                   $23,252,696.57
Series 1995-1 outstanding Principal Balance                                                     $25,000,000.00

Series 1996-1 Initial Funded Amount                                                             $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                              $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                          $50,000,000.00
Series 1996-1 Funded Amount                                                                              $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                      $0.00
Series 1996-1 Principal Distributed to Investors                                                         $0.00
Series 1996-1 Principal Funding Account Balance                                                          $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                          $0.00
Series 1996-1 Invested Amount                                                                            $0.00
Series 1996-1 outstanding Principal Balance                                                              $0.00

Series 1996-2 Initial Principal Amount: Class A                                                $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                  $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                             $13,191,299.52
Series 1996-2 Principal Distributed to Investors                                                         $0.00
Series 1996-2 Principal Funding Account Balance                                                          $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                          $0.00
Series 1996-2 Invested Amount                                                                  $161,808,700.48
Series 1996-2 outstanding Principal Balance                                                    $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                               As of:
                                                                                               July 31, 1997
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Series 1994-1: Class A                                                                                    1.00000000
Series 1994-1: Class B                                                                                    1.00000000
Series 1996-2: Class A                                                                                    1.00000000
Series 1996-2: Class B                                                                                    1.00000000
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POOL BALANCE:                                                                                  For Month of:
                                                                                               July , 1997
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Pool Balance, beginning of month
         Regular Pool                                                                          $560,403,458.86
         Concentration Pool                                                                     $38,390,931.67
              ==============================                                                   ===============
              Total Pool                                                                       $598,794,390.53

Pool Balance, end of month
         Regular Pool                                                                          $505,371,661.20
         Concentration Pool                                                                     $30,410,083.59
              ==============================                                                   ===============
              Total Pool                                                                       $535,781,744.79

Pool Balance, average
         Regular Pool                                                                          $515,207,958.66
         Concentration Pool                                                                     $30,152,847.49
              ==============================                                                   ===============
              Total Pool                                                                       $545,360,806.15
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REGULAR POOL DISTRIBUTIONS                                                                     As of:
                                                                                               August 25, 1997
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                     $0.00
              Series 1994-1: Class B                                                                     $0.00
              Series 1996-1                                                                              $0.00
              Series 1996-2: Class A                                                                     $0.00
              Series 1996-2: Class B                                                                     $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                             $1,596,461.66
              Series 1994-1: Class B                                                                $82,920.73
              Series 1996-1                                                                              $0.00
              Series 1996-2: Class A                                                               $834,902.08
              Series 1996-2: Class B                                                                $38,223.26

Regular Pool Transferors Interest                                                                  $211,629.61

Interest Shortfall
              Series 1994-1: Class A                                                                     $0.00
              Series 1994-1: Class B                                                                     $0.00
              Series 1996-1                                                                              $0.00
              Series 1996-2: Class A                                                                     $0.00
              Series 1996-2: Class B                                                                     $0.00

Servicing Fee
              Series 1994-1                                                                        $277,500.00
              Series 1996-1                                                                              $0.00
              Series 1996-2                                                                        $145,833.33

Reserve Fund Deposit Amount
              Series 1994-1                                                                              $0.00
              Series 1996-1                                                                              $0.00
              Series 1996-2                                                                              $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                             As of:
                                                                                               August 25, 1997
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Investor Default Amount
              Series 1994-1                                                                              $0.00
              Series 1996-1                                                                              $0.00
              Series 1996-2                                                                              $0.00

Carry Over Amount
              Series 1994-1                                                                              $0.00
              Series 1996-1                                                                              $0.00
              Series 1996-2                                                                              $0.00

Amount Distributed not including Excess Distribution to Transferor                               $3,187,470.67

Unreimbursed Charge-off Amounts                                                                          $0.00

Non-use Fee (Series 1996-1)                                                                          $4,305.56
Increased Cost Amounts (Series 1996-1)                                                                   $0.00

Previously waived servicing fee
              Series 1994-1                                                                              $0.00
              Series 1996-1                                                                              $0.00
              Series 1996-2                                                                              $0.00

Excess Distributed to Transferor                                                                 $1,736,945.75

Total Distributed                                                                                $4,928,721.98

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                      $5.03615667
              Series 1994-1 Class B                                                                      $5.18254556
              Series 1996-1                                                                              $0.00000000
              Series 1996-2 Class A                                                                      $4.98449000
              Series 1996-2 Class B                                                                      $5.09643444
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RESERVE FUNDS                                                                                  As of:
                                                                                               August 25, 1997
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Series 1994-1
              Balance                                                                            $1,665,000.00
              Deficiency Amount                                                                          $0.00

Series 1995-1
              Balance                                                                              $187,500.00
              Deficiency Amount                                                                          $0.00

Series 1996-1
              Balance                                                                              $250,000.00
              Deficiency Amount                                                                          $0.00

Series 1996-2
              Balance                                                                              $875,000.00
              Deficiency Amount                                                                          $0.00
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CHARGE OFFS                                                                                    As of:
                                                                                               July 31, 1997
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Defaulted Receivables                                                                                    $0.00
Investor Default Amount                                                                                  $0.00
Deficiency Amount                                                                                        $0.00
Draw Amount                                                                                              $0.00
Investor Charge-Off's                                                                                    $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                       As of:
                                                                                               July 31, 1997
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Required Subordinated Amount
              Series 1994-1                                                                     $17,952,466.75
              Series 1996-1                                                                              $0.00
              Series 1996-2                                                                      $6,754,229.66

Available Subordinated Amount
              Series 1994-1                                                                     $17,952,466.75
              Series 1996-1                                                                              $0.00
              Series 1996-2                                                                      $6,754,229.66
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EXCESS RECEIVABLES                                                                             As of:
              To be used in the following month's computations.                                July 31, 1997
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                     $99,572,611.77
              Finance Hold Receivables                                                           $3,307,211.32
              Auction Advantage Program                                                                  $0.00
              Delayed Payment Program                                                              $279,860.00
              Payment Agreements                                                                   $218,132.41

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                    $187,523,610.68
              Finance Hold Receivables                                                                   $0.00
              Auction Advantage Program                                                         $26,789,087.24
              Delayed Payment Program                                                           $10,715,634.90
              Payment Agreements                                                                   $500,000.00

Total unallocated Excess Receivables                                                             $3,307,211.32

Allocated Excess Receivables
              Series 1994-1                                                                      $2,056,488.61
              Series 1995-1                                                                        $185,691.00
              Series 1996-1                                                                              $0.00
              Series 1996-2                                                                      $1,065,031.70
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DELINQUENCIES                                                                                  As of:
                                                                                               July 31, 1997
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30 Day Delinquencies in excess of $1,000                                                      $           0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                As of:
                                                                                               July 31, 1997
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Series 1994-1
              outstanding Principal Balance                                                    $333,000,000.00
              Regular Pool Balance                                                             $505,371,661.20
              Subordination Percentage                                                                    5.50%
              Non Transferor's Percentage                                                                98.00%
              Series Allocation Percentage                                                               65.90592819%
              Excess Funding Amount                                                             $25,110,002.66

Series 1995-1
              Outstanding Principal Balance                                                     $25,000,000.00
              Concentration Pool Balance                                                        $30,410,083.59
              Subordination Percentage                                                                    9.25%
              Non Transferor's Percentage                                                                98.00%
              Series Allocation Percentage                                                              100.000000%
              Excess Funding Amount                                                              $1,747,303.43

Series 1996-1
              outstanding Principal Balance                                                              $0.00
              Regular Pool Balance                                                             $505,371,661.20
              Subordination Percentage                                                                   10.00%
              Non Transferor's Percentage                                                                98.00%
              Series Allocation Percentage                                                                0.00000000%
              Excess Funding Amount                                                                      $0.00

Series 1996-2
              outstanding Principal Balance                                                    $175,000,000.00
              Regular Pool Balance                                                             $505,371,661.20
              Subordination Percentage                                                                    4.00%
              Non Transferor's Percentage                                                                98.00%
              Series Allocation Percentage                                                               34.09407181%
              Excess Funding Amount                                                             $13,191,299.52
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ASSET COMPOSITION EVENTS:                                                                      For Month of:
                                                                                               July 25, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                               0.00%
              Test Value                                                                                 50.00%
              Event                                                                                    none

Total Pool: 12 month test                                                                                 0.00%
              Test Value                                                                                 25.00%
              Event                                                                                    none

Series 1995-1: 2 month test                                                                               0.00%
              Test Value                                                                                 50.00%
              Event                                                                                    none

Series 1995-1: 12 month test                                                                              0.00%
              Test Value                                                                                 25.00%
              Event                                                                                    none
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SERIES 1995-1 SUBORDINATION:                                                                   For Month of:
                                                                                               July , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                    185,691.00
              Class IV Receivables                                                                        0.00
              Unreviewed Receivables                                                             14,987,800.04
              Rejected Receivables                                                                        0.00

ISA Percentage
               Excess Receivables                                                                       100%
               Class IV Receivables                                                                      25%
               Unreviewed Receivables                                                                    25%
               Rejected Receivables                                                                     100%

Incremental Subordinated Amount: Total                                                            3,932,641.01

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                    2,756,674.08
              + Incremental Subordinated Amount                                                   3,932,641.01
                                                                                                  6,689,315.09

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                         3,364,466.22
               - Required Draw Amount (previous DD)                                                      $0.00
               - Reserve Fund w/d (on previous DD)                                                      -
               + portion of Excess Interest to Transferor (previous DD)                              44,194.24
               - Incremental Subordination Amount (previous DD)                                    (816,256.85)
               + Incremental Subordination Amount (current DD)                                    3,932,641.01
               - Subord % of change in EFA (since previous DD)                                      748,060.00
              Ending ASA:                                                                         6,689,315.09

(4) Reserve Fund Balance                                                                            187,500.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                       For Month of:
                                                                                               July , 1997
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(1) Available Subordinated Amount (ASA)                                                           6,689,315.09
               Required Subordinated Amount (RSA)                                                 6,689,315.09
               Test Event: ASA less than  RSA                                                          None

(2) Servicer Default                                                                                   None

(3) Principal not Repaid by Expected Final Pmt Date                                                    None
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SERIES 1995-1 MEGADEALERSHIPS                                                                  For Month of:
                                                                                               July , 1997
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Dealership Groups in excess of 30% of Receivables: Group 15                                     $14,951,283.83
Test Value                                                                                        9,123,025.08
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SERIES 1995-1 DISTRIBUTIONS                                                                    As of
                                                                                               August 25, 1997
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Excess Transferor's Percentage x Interest Collections                                               110,263.42
Monthly Interest to Investors                                                                       137,744.19
Interest Shortfall                                                                                      -
Monthly Servicing Fee (1%)                                                                           19,377.25
Reserve Fund Deposit Amount                                                                             -
Investor Default Amount                                                                                 -
Carry-Over Amount                                                                                       -
Amount Distributed                                                                                      -
Unreimbursed  Charge-off Amounts                                                                        -
Previously waived Servicing Fee                                                                         -
Excess Interest Distributed to Transferor                                                            60,586.68
              Total Distributed                                                                     327,971.55

Total Distributed to WOFCO                                                                          190,227.36

Charge-offs:
              Defaulted Receivables                                                                     -
              Investor Default Amount                                                                   -
              Deficiency Amount                                                                         -
              Draw Amount                                                                               -
              Investor Charge-Offs                                                                      -
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